SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of earliest event reported: February 19, 2003



                               MAVERICK TUBE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                          0-24293             43-1309065
      ----------                         --------           ------------
(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation                       File Number)        Identification No.)


16401 Swingley Ridge Road, Suite 700
      Chesterfield, Missouri                                  63017
---------------------------------------                     ---------
(Address of Principal Executive Offices                     (Zip Code)


                                 (636) 733-1600
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


                                 (Not Applicable)
                                 ----------------
              (Former name or former address, if changed since last report.)
                              _____________________

ITEM 5.  OTHER EVENTS

         On February 19, 2003, Maverick Tube Corporation (the "Registrant") entered into a Plan of Reorganization and Agreement of Merger (the "Merger Agreement") pursuant to which Registrant will acquire the business of SeaCAT Corporation in exchange for $4.0 million in cash, a $5.0 million subordinated note and 733,676 shares of Registrant's common stock. Additionally, the Registrant may pay up to $750,000 if the acquired business achieves certain performance targets through 2005. The cash portion of the consideration will be funded through a draw-down of the Registrant's existing revolving credit facility. The Merger Agreement and the text of a press release issued by the Registrant in connection with such acquisition are attached to this Form 8-K as Exhibits 2.1 and 99.1, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit Number          Description
--------------          -----------

    *2.1 Plan of Reorganization and Agreement of Merger dated as of February 19, 2003 by and among Maverick Tube Corporation, SC Acquisition, L.P., SeaCAT Corporation and certain shareholders of SeaCAT Corporation.

    99.1 Text of Press Release, dated February 19, 2003 issued by Maverick Tube Corporation.

______________

*  Schedules  and  similar  attachments  are  omitted  in  accordance  with Item
601(b)(2) of Regulation S-K and a brief description of such omitted Schedules and similar attachments is included herein. The Registrant undertakes to supplementally provide the Securities and Exchange Commission with a copy of any such omitted Schedules or similar attachments upon request.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 20, 2003

                                   MAVERICK TUBE CORPORATION


                                   By:  /s/ Pamela G. Boone
                                      --------------------------------------
                                        Pamela G. Boone
                                        Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

*2.1 Plan of Reorganization and Agreement of Merger dated as of February 19, 2003 by and among Maverick Tube Corporation, SC Acquisition, L.P., SeaCAT Corporation and certain shareholders of SeaCAT Corporation.

99.1 Text of Press Release, dated February 19, 2003 issued by Maverick Tube Corporation.


______________

*  Schedules  and  similar  attachments  are  omitted  in  accordance  with Item
601(b)(2) of Regulation S-K and a brief description of such omitted Schedules and similar attachments is included herein. The Registrant undertakes to supplementally provide the Securities and Exchange Commission with a copy of any such omitted Schedules or similar attachments upon request.